Exhibit 10.9

SUPPLEMENT NO. 1, dated as of December 10, 2012 (this “Supplement”), to the Second Lien Security Agreement, dated as of September 30, 2011 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”), among TRAVELPORT LIMITED, a company incorporated under the laws of Bermuda (“Holdings”), TRAVELPORT LLC, a Delaware corporation (the “Borrower”), WALTONVILLE LIMITED, a company incorporated under the laws of Gibraltar (“Intermediate Parent”), TDS INVESTOR (LUXEMBOURG) S.A.R.L., a société à responsabilité limitée incorporated under the laws of Luxembourg (“TDS Intermediate Parent”), the other Subsidiaries of Holdings from time to time party thereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Agent (as used herein, as defined in the Security Agreement referred to below).

A. Reference is made to the Indenture, dated as of November 30, 2011 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Indenture”), among the Borrower, Intermediate Parent, TDS Intermediate Parent, the other guarantors from time to time party thereto, Wells Fargo Bank, National Association, as the “Trustee” (under and as defined therein), and Wells Fargo Bank, National Association, as the “Collateral Agent” (under and as defined therein).

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement.

C. Section 6.14 of the Security Agreement provides that additional Restricted Subsidiaries of the Borrower may become Subsidiary Parties under the Security Agreement by execution and delivery of an instrument in the form of this Supplement. Each of the undersigned Restricted Subsidiaries (each, a “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Indenture to become a Subsidiary Party under the Security Agreement and as consideration for Notes previously issued.

Accordingly, the Collateral Agent and each New Subsidiary agree as follows:

SECTION 1. In accordance with Section 6.14 of the Security Agreement, each New Subsidiary by its signature below becomes a Subsidiary Party (and accordingly, becomes a Grantor) under the Security Agreement with the same force and effect as if originally named therein as a Subsidiary Party and each New Subsidiary hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Subsidiary Party and Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, each New Subsidiary, as security for the payment and performance in full of the Obligations does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of such New Subsidiary’s right, title and interest in and to the Collateral (as defined in the Security Agreement) of such New Subsidiary. Each reference to a “Grantor” in the Security Agreement shall be deemed to include each New Subsidiary and each reference to a “Domestic Grantor” in the Security Agreement shall be deemed to include any New Subsidiary that is a Domestic Guarantor. The Security Agreement is hereby incorporated herein by reference.

SECTION 2. Each New Subsidiary represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws, fraudulent transfer, preference or similar laws and by general principles of equity.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signature of each New Subsidiary, and the Collateral Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile transmission or other electronic image transmission (e.g. “PDF” or “TIF” via electronic mail) shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. Each New Subsidiary hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of the location of any and all Collateral of such New Subsidiary and (b) set forth under its signature hereto is the true and correct legal name of such New Subsidiary, its jurisdiction of formation and the location of its chief executive office.

SECTION 5. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Security Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 6.01 of the Security Agreement.

SECTION 9. Each New Subsidiary agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

SECTION 10. Notwithstanding anything herein to the contrary, the lien and security interest granted to Collateral Agent pursuant to this Supplement and the exercise of any right or remedy by Collateral Agent hereunder are subject to the provisions of the Intercreditor Agreement. In the event of any conflict between the terms of the Intercreditor Agreement and this Supplement, the terms of the Intercreditor Agreement shall govern and control.

[Remainder of page left intentionally blank]

IN WITNESS WHEREOF, each New Subsidiary and the Collateral Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

GALILEO INTERNATIONAL TECHNOLOGY, LLC

By:	/s/ Rochelle J. Boas
Name: Rochelle J. Boas
Title: Authorized Person

Jurisdiction of Formation: Delaware
Address of Chief Executive Office:

Braemar Court #2
Deighton Road
St. Michael, Barbados, BB14017

GALILEO ASIA, LLC

By:	/s/ Rochelle J. Boas
Name: Rochelle J. Boas
Title: Senior Vice President and Secretary

Jurisdiction of Formation: Delaware
Address of Chief Executive Office:

300 Galleria Parkway
Atlanta, GA 30339

GALILEO LATIN AMERICA, LLC

By:	/s/ Rochelle J. Boas
Name: Rochelle J. Boas
Title: Senior Vice President and Secretary

Jurisdiction of Formation: Delaware
Address of Chief Executive Office:

300 Galleria Parkway
Atlanta, GA 30339

TRAVELPORT FINANCE MANAGEMENT LLC

By:	/s/ Rochelle J. Boas
Name: Rochelle J. Boas
Title: Senior Vice President and Secretary

Jurisdiction of Formation: Delaware
Address of Chief Executive Office:

300 Galleria Parkway
Atlanta, GA 30339

TRAVELPORT INVESTOR LLC

By:	/s/ Rochelle J. Boas
Name: Rochelle J. Boas
Title: Senior Vice President and Secretary

Jurisdiction of Formation: Delaware
Address of Chief Executive Office:

300 Galleria Parkway
Atlanta, GA 30339

TRAVELPORT SERVICES LLC

By:	/s/ Rochelle J. Boas
Name: Rochelle J. Boas
Title: Senior Vice President and Secretary

Jurisdiction of Formation: Delaware
Address of Chief Executive Office:

300 Galleria Parkway
Atlanta, GA 30339

TRAVELPORT INC.

By:	/s/ Rochelle J. Boas
Name: Rochelle J. Boas
Title: Senior Vice President and Secretary

Jurisdiction of Formation: Delaware
Address of Chief Executive Office:

300 Galleria Parkway
Atlanta, GA 30339

TRAVELPORT LP, BY

TRAVELPORT HOLDINGS LLC AS GENERAL PARTNER

By:	/s/ Rochelle J. Boas
Name: Rochelle J. Boas
Title: Senior Vice President and Secretary

Jurisdiction of Formation: Delaware
Address of Chief Executive Office:

300 Galleria Parkway
Atlanta, GA 30339

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Agent

By:	/s/ Richard Prokosch
	Name:	Richard Prokosch
	Title:	Vice President

Schedule I

to the Supplement No. 1 to the

Second Lien Security Agreement

LOCATION OF COLLATERAL

Grantor	Location of Collateral (if any)

Galileo International Technology, LLC	Braemar Court #2 Deighton Road St. Michael Barbados, BB14017

Galileo Asia, LLC	300 Galleria Parkway Atlanta, GA 30339

Galileo Latin America, LLC	300 Galleria Parkway Atlanta, GA 30339

Travelport Finance Management LLC	300 Galleria Parkway Atlanta, GA 30339

Travelport Investor LLC	300 Galleria Parkway Atlanta, GA 30339

Travelport Services LLC	300 Galleria Parkway Atlanta, GA 30339

EQUITY INTERESTS

Issuer	Number of Certificate	Registered Owner	Number and Class of Equity Interests	Percentage of Equity Interests

Travelport Finance Management LLC	Uncertificated	Travelport LLC	Common Interests	100%

Travelport Services LLC	Uncertificated	Travelport LLC	Common Interests	100%

Bastion Surety Limited	4 and 9	Travelport Inc.	Share Certificate #4: 315 Shares	35%
			Share Certificate #9: 35 Shares

Issuer	Number of Certificate	Registered Owner	Number and Class of Equity Interests	Percentage of Equity Interests

Travelport Brasil	Uncertificated	Galileo Latin America, LLC	9,204,950 Quotas	35%

Travelport Mexico	1	Travelport, LP	49,999 Shares	35%

Travelport Services Limited	3	Travelport, LP	202,108 Shares	35%

DEBT SECURITIES

Issuer	Principal Amount	Date of Note	Maturity Date

Travelport (Bermuda) Ltd.	$1,500,000,000	June 25, 2012	June 20, 2013